UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 31, 2020

Central Index Key Number of the issuing entity: 0001803858

Wells Fargo Commercial Mortgage Trust 2020-C56

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001628601

Column Financial, Inc.

Central Index Key Number of the sponsor: 0001592182

LMF Commercial, LLC (f/k/a Rialto Mortgage Finance, LLC)

Central Index Key Number of the sponsor: 0001685185

UBS AG

Central Index Key Number of the sponsor: 0001549574

Barclays Capital Real Estate Inc.

Central Index Key Number of the sponsor: 0001541468

Ladder Capital Finance LLC

Central Index Key Number of the sponsor: 0001624053

Argentic Real Estate Finance LLC

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-226486-14	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28202
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[   ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1. Registrant’s Business and Operations.

Item 1.01. Entry into a Material Definitive Agreement.

On June 4, 2020, a series of mortgage pass-through certificates, entitled Wells Fargo Commercial Mortgage Trust 2020-C56 Commercial Mortgage Pass-Through Certificates, Series 2020-C56 (the “Certificates”) was issued by Wells Fargo Commercial Mortgage Trust 2020-C56 (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, dated and effective as of June 1, 2020 (the “Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Mortgage Loan identified as “HPE Campus” on Exhibit B to the Pooling and Servicing Agreement (the “HPE Campus Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “HPE Campus Whole Loan”) that includes the HPE Campus Mortgage Loan and other pari passu loans, which are not assets of the Issuing Entity. The Pooling and Servicing Agreement provides that the HPE Campus Whole Loan is to be serviced and administered (i) until the securitization of the related Servicing Shift Control Note, under the Pooling and Servicing Agreement, and (ii) from and after the securitization of the related Servicing Shift Control Note, under the pooling and servicing agreement entered into in connection with that securitization.

On July 31, 2020, the Servicing Shift Control Note related to the HPE Campus Whole Loan was securitized pursuant to the MSC 2020-HR8 securitization transaction. As of such date, the HPE Campus Whole Loan, including the HPE Campus Mortgage Loan, is being serviced and administered under the pooling and servicing agreement, dated and effective as of July 1, 2020 (the “MSC 2020-HR8 Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer (in such capacity, the “Non-Serviced Master Servicer”), Midland Loan Services, a Division of PNC Bank, National Association, as special servicer (in such capacity, the “Non-Serviced Special Servicer”), Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. The MSC 2020-HR8 Pooling and Servicing Agreement is attached hereto as Exhibit 99.1.

The terms and conditions of the MSC 2020-HR8 Pooling and Servicing Agreement applicable to the servicing of the HPE Campus Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on June 4, 2020 (the “Prospectus”), however the servicing arrangements under such agreements will differ in certain respects, including the items set forth under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—General” in the Prospectus and the following:

•	The primary servicing fee payable to the related Non-Serviced Master Servicer will accrue at a rate of 0.00250% per annum (which will be paid in connection with such Non-Serviced Master Servicer’s primary servicing obligations for the HPE Campus Whole Loan).
•	The special servicing fee payable to the related Non-Serviced Special Servicer with respect to the HPE Campus Whole Loan if it is a specially serviced loan under the MSC 2020-HR8 Pooling and Servicing Agreement will accrue at a rate equal to the greater of (i) 0.25% per annum and (ii) the per annum rate that would result in a special servicing fee equal to $3,500 for such month with respect to the HPE Campus Whole Loan.
•	The workout fee payable to the related Non-Serviced Special Servicer with respect to the HPE Campus Whole Loan if it is a corrected loan thereunder will accrue at a rate equal to 1.00%, subject to a cap of $1,000,000 in the aggregate with respect to any particular workout of the HPE Campus Whole Loan; provided, however, that if such rate would result in a workout fee less than $25,000, then the Non-Serviced Special Servicer will be entitled to an amount from the final payment on the corrected HPE
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Campus Whole Loan that would result in the total workout fees payable to the Non-Serviced Special Servicer in respect of the HPE Campus Whole Loan being equal to $25,000.

•	The liquidation fee payable to the related Non-Serviced Special Servicer with respect to the HPE Campus Whole Loan will accrue at a rate equal to 1.00%, subject to a cap of $1,000,000; provided that if such rate would result in an aggregate liquidation fee of less than $25,000, then the liquidation fee rate will be equal to such higher rate as would result in an aggregate liquidation fee equal to $25,000.

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Section 9. Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits:

99.1	Pooling and Servicing Agreement, dated and effective as of July 1, 2020, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By: /s/ Anthony J. Sfarra
Name: Anthony J. Sfarra
Title: President

Dated: August 6, 2020

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Exhibit Index

Exhibit No.	Description

99.1	Pooling and Servicing Agreement, dated and effective as of July 1, 2020, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

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